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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934
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      Date of Report (Date of earliest event reported): May 11, 2005

                                VOYAGER ONE, INC.
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             (Exact name of registrant as specified in its charter)

                                     NEVADA
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                 (State or other jurisdiction of incorporation)

        0-32737                                          88-049002272
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(Commission File Number)                       (IRS Employer Identification No.)

859 West End Court, Suite I, Vernon Hills, IL                   60061
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(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code: (847) 984-6200

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ITEM 8.01    OTHER EVENTS
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On May 11, 2005, Voyager One, Inc. received notification from the Securities and
Exchange Commission that its registration statement on Form SB-2 originally filed March 31, 2005 as amended was declared effective. Our registration statement registers for resale 1,690,560 shares of our common stock held by the selling security holders named in the registration statement. Voyager One will not receive any proceeds from the sale of shares under the registration statement.

Voyager One, Inc. is currently working with a market maker for the filing of an information statement on Form 15c-211 with the National Association of Securities Dealers, Inc. for quotation of our common stock on the Over The Counter Bulletin Board.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 16, 2005                          VOYAGER ONE, INC.

                                             By: /s/ John Lichter
                                                 -------------------------------
                                                 Chief Executive Officer

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